SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              PILGRIM MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                   PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
                          7337 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                              _____________, 2001




Dear Shareholder:

     On behalf of the Board of Trustees of Pilgrim International SmallCap Growth Fund (the "Fund"), I am inviting you to a Special Meeting of the Shareholders of the Fund to be held at [time], local time, on ______________, 2001, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

     As discussed in more detail in the enclosed Proxy Statement on January 31, 2001, Allianz of America, Inc. ("Allianz of America") acquired all of the partnership interests in Nicholas-Applegate Capital Management ("NACM"), the Sub-Adviser to the Fund (the "Transaction"). Allianz of America is a subsidiary of Allianz AG, a leading global financial services company. At the meeting, Shareholders will be asked to approve a new Sub-Advisory Agreement for the Fund between ING Pilgrim Investments, Inc., the adviser to the Fund, and NACM. If approved, NACM will continue to serve as Sub-Adviser to the Fund. Except for the date, the proposed Sub-Advisory Agreement is the same as the previous Sub-Advisory Agreement. Approval of the new Sub-Advisory Agreement is sought because the previous agreement may be deemed to have terminated automatically as a result of the Transaction.

     After reviewing the proposal, your Board of Trustees unanimously approved the proposal and recommends that the Shareholders vote "FOR" the proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN ____________, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,



                                   ROBERT W. STALLINGS
                                   Chief Executive Officer and President

                   PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180


   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ____________, 2001

To the Shareholders:

     A Special Meeting (the "Meeting") of Shareholders of the Pilgrim International SmallCap Growth Fund (the "Fund"), a series of Pilgrim Mutual Funds, will be held on ______, 2001, at [insert time], local time, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purpose:

     1. To approve a new Sub-Advisory Agreement between ING Pilgrim Investments, Inc. and Nicholas-Applegate Capital Management ("NACM"), to reflect the acquisition of NACM by Allianz of America, Inc., with no change in the sub-advisory fee payable to NACM.

     2. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

Shareholders of record as of the close of business on [insert date] are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE, COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum numbers of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                            By Order of the Board of Trustees,



                            JAMES M. HENNESSY, Secretary

Dated: [insert date]

                   PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _________, 2001

     A Special Meeting (the "Meeting") of Shareholders of Pilgrim International SmallCap Growth Fund (the "Fund"), a series of Pilgrim Mutual Funds (the "Trust"), will be held on _____, 2001, at ________, local time, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, for the following purposes:

     1. To approve a new Sub-Advisory Agreement between ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") and Nicholas-Applegate Capital Management ("NACM"), to reflect the acquisition of NACM by Allianz of America, Inc., with no change in the sub-advisory fee payable to NACM.

     2. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     If the Proposal regarding the approval of the new Sub-Advisory Agreement is adopted by Shareholders of the Fund, NACM will continue as the Sub-Adviser to the Fund under the new Sub-Advisory Agreement. The Transaction and the new Sub-Advisory Agreement are discussed below.

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about ______________, 2001. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person, or by telephone, telegraph, facsimile, or oral communication.

     A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the proposal and may vote in their discretion with respect to other matters not now known to the Board of the Trust that may be presented at the Meeting.

SHAREHOLDER REPORTS

     The Fund will furnish, without charge, a copy of the Annual Report regarding the Fund on request. Requests for such reports should be directed to ING Pilgrim Investments at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, or at (800) 992-0180.

                         DESCRIPTION OF THE TRANSACTION

     Prior to the closing of the Transaction on January 31, 2001, Nicholas-Applegate Capital Management Holdings LP ("NACM Holdings LP") was the general partner and Nicholas-Applegate Capital Management Global Holding Co. LP ("Global Holding LP") was a limited partner of NACM. Their combined interest comprised 100% ownership of NACM. On October 17, 2000, NACM Holdings LP, Global Holding LP, and NACM, and certain of their affiliates and Allianz of America and a subsidiary thereof entered into a Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America acquired NACM in the Transaction. As a result of the Transaction, NACM became an indirect wholly-owned subsidiary of Allianz of America. The total consideration consisted of an initial payment of $980 million and contingent payments of up to approximately $1.6 billion based upon achievement of certain revenue growth targets.

     NACM serves as Sub-Adviser to the Fund. NACM underwent a change of control as a result of the consummation of the Transaction, which could be deemed to result in the termination of the Sub-Advisory Agreement with respect to the Fund. Therefore, in connection with the Transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), Shareholders of the Fund are being asked to approve a proposed Sub-Advisory Agreement ("Proposed Sub-Advisory Agreement") between ING Pilgrim Investments, on behalf of the Fund, and NACM that is substantially identical to the prior Sub-Advisory Agreement.

     In the event Shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Board of Trustees of the Trust will consider appropriate alternative action.

POST-TRANSACTION STRUCTURE AND OPERATIONS

     As a result of the Transaction, Allianz of America (together with its wholly-owned subsidiary) controls NACM and its affiliates. Allianz of America is a holding company that owns several insurance and financial service companies and is a wholly-owned subsidiary of Allianz AG. Alliance of America controls NACM through its controlling interest in MacIntosh LLC, the entity which, together with its wholly-owned subsidiary, owns NACM and all of its affiliates following the merger.

     Operationally, NACM has become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates its global asset management activities. NACM and its affiliates are currently expected to continue to operate under their existing names. It is anticipated that NACM will maintain its operational autonomy and continuity of management. Furthermore, the Board has been advised by NACM that the Transaction should have no immediate impact on the management services that NACM currently provides, and the Fund should continue to receive the same high quality of service after the Transaction.

     Arthur E. Nicholas, the Managing Partner of NACM, John J.P. McDonnell, Chief Operating Officer of NACM, and Catherine Somhegyi Nicholas, Chief Investment Officer of NACM, will continue with NACM in their respective managerial roles: Mr. Nicholas will continue to direct the operations of NACM as Chief Executive Officer, Mr. McDonnell as Chief Operating Officer and Ms. Somhegyi Nicholas as Chief Investment Officer. As part of the Transaction, Mr. Nicholas, Mr. McDonnell and Ms. Somhegyi Nicholas have entered into employment agreements for a term of five years. In addition, NACM has entered into employment agreements with 31 other key employees of NACM and provides retention and incentive arrangements for a number of the employees of NACM, including the three officers named above. It is expected that each of the above named persons will also have a role with AAM through serving on various AAM executive committees.

     No change in the Fund's portfolio management team is anticipated to occur in connection with the Transaction. NACM has entered into new employment agreements and has agreed to provide certain additional financial incentives to certain NACM personnel in order that there will be no change in the quality of services provided to Shareholders of the Fund, or in the key personnel providing those services, in connection with the Transaction. However, there can be no assurance that any particular NACM employee will choose to remain employed by NACM.

DESCRIPTION OF ALLIANZ AND ITS AFFILIATES

     Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly traded company) which, together with its subsidiaries, is one of the world's leading financial services companies (the "Allianz Group"). The Allianz Group is a leading provider of financial services and is represented in 77 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz Group currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

     Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. The affiliates of these entities, including Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered "Affiliated Brokers." Absent an exemption from the Securities and Exchange Commission or other relief, the Fund generally is precluded from effecting principal transactions with any Affiliated Broker, and its ability to purchase securities from underwriting syndicates that include an Affiliated Broker is subject to restrictions. NACM does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

ANTICIPATED BENEFITS OF THE TRANSACTION

     NACM believes that the affiliation with the Allianz Group will benefit NACM in a number of ways, including the following:

     * Solidifying NACM's position as a global company in an increasingly global industry.

     * Greater access to resources to retain its information edge and to provide for continued innovation.

     * Additional opportunities for NACM employees, with the benefits of being part of a larger, financially stronger company.

     * Allianz's commitment to its asset management business as a key goal of its business plan ensures NACM will continue to expand its business, attract more assets, and maintain the high level of services provided to the Fund.

                                 PROPOSAL NO. 1
                  APPROVAL OF A PROPOSED SUB-ADVISORY AGREEMENT

     ING Pilgrim Investments serves as investment adviser for the Fund. ING Pilgrim Investments has retained the services of NACM as Sub-Adviser to the Pilgrim International SmallCap Growth Fund. Shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement for the Fund. SHAREHOLDER APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT IS BEING SOUGHT BECAUSE THE PRIOR SUB-ADVISORY AGREEMENT MAY BE DEEMED TO HAVE TERMINATED AUTOMATICALLY AS A RESULT OF THE TRANSACTION. The Proposed Sub-Advisory Agreement is included as Appendix A.

     At a meeting of the Board of Trustees held on January 16, 2001, the Trustees, including all the Trustees who are not interested parties to the Proposed Sub-Advisory Agreement or interested persons of such parties, unanimously voted to approve the Proposed Sub-Advisory Agreement.

     While the Board is seeking shareholder approval of the Proposed Sub-Advisory Agreement, this Agreement does not restrict the Board's ability to terminate or replace NACM as Sub-Adviser for the Fund at any time in the future, subject to any shareholder approval that may be required.

     If the Proposed Sub-Advisory Agreement is approved by Shareholders of the Fund, it will take effect immediately. It will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Trustees who are not parties to the Proposed Sub-Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Fund).

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     The terms of the Proposed Sub-Advisory Agreement are substantively identical to the terms of the prior agreement. The Proposed Sub-Advisory Agreement, like the prior Sub-Advisory Agreement, requires NACM to provide, subject to supervision by the Board of Trustees and ING Pilgrim Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions.

     The fees payable to NACM, which is paid by ING Pilgrim Investments and not by the Fund, will remain the same under the Proposed Sub-Advisory Agreement as under the prior Sub-Advisory Agreement. The annual sub-advisory fee is 0.50% of the first $500 million of the Fund's average net assets, 0.45% of the next $500 million of average net assets and 0.425% of the average net assets in excess of $1 billion. The prior Sub-Advisory Agreement, dated September 1, 2000, was most recently submitted to Shareholders for approval on August 25, 2000. The aggregate amount of investment sub-advisory fees paid by ING Pilgrim Investments to NACM for the Fund's most recently completed fiscal year is ____________.

     Like the prior Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement provides that NACM is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

     The termination provisions of the Proposed Sub-Advisory Agreement are the same as those of the prior Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement may be terminated by ING Pilgrim Investments upon 60 days' written notice to NACM and the Trust, by the Trust upon the vote of a majority of the Board of Trustees of the Trust or a majority of the outstanding shares of the Pilgrim International SmallCap Growth Fund, upon 60 days' written notice to ING Pilgrim Investments and NACM, and by NACM upon three months' written notice. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INTERIM SUB-ADVISORY AGREEMENT

     At the meeting of the Board of Trustees held on January 16, 2001, the Trustees, including all of the Independent Trustees, unanimously approved an interim Sub-Advisory Agreement in order to avoid a lapse in the management of the Fund during the period of time between the completion of the Transaction and the vote by Shareholders on the Proposed Sub-Advisory Agreement. The interim Sub-Advisory Agreement contains the same material terms and conditions as the prior Sub-Advisory Agreement with the exception of the following: (1) the effective date of the interim Sub-Advisory Agreement is January 31, 2001; (2) the agreement terminates upon the earlier of (a) approval of the Proposed Sub-Advisory Agreement by a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund or (b) 150 days from the agreement's effective date; (3) the agreement may be terminated at any time, without payment of penalty, by vote of the Board of Trustees or by vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares, by ING Pilgrim Investments, or by NACM on 10 days' written notice to the other parties; and (4) compensation earned by NACM under the agreement will be held in escrow in an interest-bearing account. With respect to the compensation earned by NACM under the agreement, if Shareholders approve the Proposed Sub-Advisory Agreement, NACM will receive the amount held in escrow (plus interest). If the Shareholders do not approve the Proposed Sub-Advisory Agreement, NACM is entitled to receive the lesser of its costs (plus interest in the escrow account) in performing under the interim agreement or the total amount in the escrow account (plus interest).

     Shareholders are not being asked to approve the interim Sub-Advisory Agreement.

MORE INFORMATION ABOUT NACM

     NACM is located at 600 West Broadway, San Diego, California 92101. See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officer and the general partners of NACM. Also see Appendix C for information about other investment companies advised by NACM with investment objectives similar to those of the Fund.

FACTORS CONSIDERED BY THE TRUSTEES

     In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement for the Fund and to recommend approval to Shareholders, the Board of Trustees considered, among other things, the fact that the Fund will continue to be managed by NACM, that the compensation to be received by NACM under the Proposed Sub-Advisory Agreement is the same as the compensation paid under the prior Sub-Advisory Agreement, and that the Transaction is not expected to have any effect on services rendered by NACM. Further, the Board of Trustees reviewed its determinations reached at the meeting of the Board of Trustees held on June 13, 2000 respecting the prior Sub-Advisory Agreement and, with respect to the prior Sub-Advisory Agreement, (1) the nature and quality of the services rendered by NACM under the Agreement; (2) the fairness of the compensation payable to NACM under the Agreement; (3) the results achieved by NACM for the Fund; and (4) NACM's personnel, operations and financial condition, and investment management capabilities, methodologies, and performance.

RECOMMENDATION OF TRUSTEES

     Based upon its review, the Board has determined that, by approving the Proposed Sub-Advisory Agreement, the Fund can best be assured that services from NACM will be provided without interruption. The Board believes that retaining NACM is in the best interests of the Fund and its Shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board of Trustees, including all of the Independent Trustees present at the meeting, unanimously approved the Fund's Proposed Sub-Advisory Agreement and voted to recommend its approval by the Fund's Shareholders.

VOTING REQUIRED

     Approval of this Proposal by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

     Allianz of America and NACM have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of directors/trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

VOTING RIGHTS

     Each share of each class of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on [insert date] (the "Record Date") will be entitled to be present and to give voting instructions for the Fund at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Fund had ________shares outstanding.

     One-third of the outstanding shares of the Fund on the Record Date, represented in person or proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal, will vote against any adjournment those proxies required to be voted against the Proposal, and will not vote any proxies that direct them to abstain from voting on the Proposals.

     The Fund expects, that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     If a Shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Trust, as of [insert date], no current Trustee of the Trust owned 1% or more of the outstanding shares of the Fund and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

BENEFICIAL OWNERS

     Appendix D to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of [insert date].

EXPENSES

     NACM or an affiliate will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

ADVISER AND PRINCIPAL UNDERWRITER

     ING Pilgrim Investments is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, and serves as the investment adviser to the Fund. ING Pilgrim Securities, Inc., whose address is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the Distributor for the Fund.

EXECUTIVE OFFICERS OF THE TRUST

     Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of Shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of Shareholders must be submitted a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                               JAMES M. HENNESSY, Secretary


[insert date]
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
(800) 992-0180

                                   APPENDIX A

                         PROPOSED SUB-ADVISORY AGREEMENT


     AGREEMENT made this _______ day of ______, 2001 between ING Pilgrim Investments, Inc. a Delaware corporation (the "Manager"), and Nicholas-Applegate Capital Management, a California limited partnership (the "Portfolio Manager").

     WHEREAS, Pilgrim Mutual Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, dated September 1, 2000 (the "Management Agreement"), a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory and management services with respect to each of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

     1. APPOINTMENT. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. SUB-ADVISORY DUTIES. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Portfolio Manager further agrees as follows:

          (a) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Portfolio Manager.

         (b) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

         (c) The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (d) The Portfolio Manager will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of a Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed Post-Effective Amendment No. [81] to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV is filed with the SEC.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its Sub-Advisory duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7.  COMPLIANCE.

     (a) The Portfolio Manager agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

     (b) The Portfolio Manager agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall promptly notify the Portfolio Manager
(1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. BOOKS AND RECORDS. The Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

     10. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

     11.  [Intentionally Omitted]

     12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     14. INDEMNIFICATION.

     (a) The Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which
(1) may be based upon the Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon the Portfolio Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

     (d) The Portfolio Manager shall not be liable under Paragraph (b) of this
Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     15.  DURATION AND TERMINATION.

     (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Portfolio Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty
(60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

     In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(c), 8, 9, 10, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

     (b) NOTICES.

     Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:

               Pilgrim Mutual Funds
               7337 E. Doubletree Ranch Road
               Scottsdale, Arizona 85258
               Attention:  James M. Hennessy

     If to the Portfolio Manager:

               Nicholas-Applegate Capital Management
               600 West Broadway
               San Diego, CA  92101
               Attention:  E. Blake Moore, Jr.

     16. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     17.  MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

     (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (f) Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Portfolio Manager.

     (g) This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                            ING PILGRIM INVESTMENTS, INC.


                            By:
                               -------------------------------------


                               -------------------------------------
                               Title


                           NICHOLAS-APPLEGATE CAPITAL
                           MANAGEMENT


                            By:
                               -------------------------------------


                               -------------------------------------
                               Title

                            Schedule A

               SERIES                             ANNUAL SUB-ADVISORY FEE
               ------                             -----------------------

Pilgrim International SmallCap Growth Fund   0.50% of the first $500 million
                                             of the Series' average net
                                             assets, 0.45% of the next $500
                                             million of average net assets,
                                             and 0.425% of the average net
                                             assets in excess of $1 billion

                          ING PILGRIM INVESTMENTS, INC.
                          7337 E. DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258



Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

Ladies and Gentlemen:

     Reference is hereby made to Section 2(a) of the Sub-Advisory Agreement dated as of May 21, 1999 between you and us in respect of Pilgrim Mutual Funds which provides that in carrying out your duties under such Agreement you will comply with our portfolio manager operating policies and procedures in effect on the date of such Agreement. Attached hereto as Annex I is a list of such policies and procedures. Please sign below to acknowledge your receipt and acceptance of these policies and procedures.


                                Very truly yours,

                                ING PILGRIM INVESTMENTS, INC.


                                By:
                                   -------------------------------------

Acknowledged and Agreed:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


By:
   -----------------------------------

                                                                         ANNEX I


                PORTFOLIO MANAGER OPERATING POLICIES AND PROCEDURES


     In carrying its duties under the Sub-Advisory Agreement, the Portfolio Manager will comply with the following policies and procedures (capitalized terms used herein shall have the meaning given such terms in the Sub-Advisory Agreement):

     (a) The Portfolio Manager will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

     (b) The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Portfolio Manager based upon the best interests of the Series. The Portfolio Manager will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

     (c) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

     (d) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager. The parties acknowledge that the Portfolio Manager is not a custodian of the Series' assets and will not take possession or custody of such assets.

     (e) The Portfolio Manager will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

     (f) The Portfolio Manager will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

     (g) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

                                   APPENDIX B

                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                               GENERAL PARTNERS OF
                  NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NACM)


Arthur E. Nicholas is the Principal Executive Officer of NACM and his principal occupation is his position with NACM. His address is 600 West Broadway, San Diego, California 92101. The general partner of NACM is Macintosh LLC, which is located at 777 San Marin Drive, Novato CA 94998. Macintosh LLC is a wholly-owned subsidiary of Allianz of America, which is located at 55 Green Farm Road, Westport, CT 06881. Allianz AG, a publicly traded German company, is the parent company of Allianz of America. Allianz AG's address is Koeniginstrasse 28, D-80802. Allianz AG, together with its subsidiaries, is one of the world's leading financial services companies.

                                   APPENDIX C

                  LIST OF OTHER INVESTMENT COMPANIES ADVISED BY
                  NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NACM)

    As of 2/12/01

   Registered                   Current
Investment Company            Market Value                   Fee
------------------            ------------                   ---

Nicholas-Applegate
Institutional Funds: Small
Cap Growth Fund               $174,969,000     1.00% of average daily net assets

SEI Small Cap Growth Fund     $196,098,000     0.50% of average daily net assets

                                   APPENDIX D

                  BENEFICIAL OWNERS OF FIVE PERCENT OR MORE OF
                   PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND

                   PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND

The undersigned hereby instructs  ____________________  or  ____________________
(Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the Pilgrim International SmallCap Growth Fund to be held at: _:__ [a.m./p.m.], local time, on _____, 2001 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1. To  approve  a  new  Sub-Advisory  Agreement     For      Against     Abstain
   between ING Pilgrim  Investments,  Inc.  and     [ ]        [ ]         [ ]
   Nicholas-Applegate     Capital    Management
   ("NACM"), to reflect the acquisition of NACM by Allianz of America, Inc., with no change in the sub-advisory fee payable to NACM.

2. To  transact  such  other  business  as  may     For      Against     Abstain
   properly   come   before   the   Meeting  of     [ ]        [ ]         [ ]
   Shareholders or any adjournments thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------                -------------------
Signature                                      Date


-------------------------------                -------------------
Signature (if held jointly)                    Date